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                                                                  EXHIBIT 10.3.1


         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND ALL OTHER APPLICABLE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


$4,500,000                                                           No. _______

                             ODIMO ACQUISITION CORP.
                      SUBORDINATED SECURED PROMISSORY NOTE
                                December 6, 2002

         1. GENERAL. For value received, and subject to the terms hereof, Odimo Acquisition Corp., a Delaware corporation ("Payor"), hereby promises to pay to the order of GSI Commerce Solutions, Inc., a Delaware corporation ("Payee"), the principal amount of FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($4,500,000). This subordinated secured promissory note (the "Note") is being delivered by Payor to Payee in partial consideration for the purchase by Payor of certain assets pursuant to the terms of a certain Asset Purchase Agreement (the "Agreement"), dated as of the date hereof, between Payee and Payor. All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

         2. PAYMENT OF PRINCIPAL. The principal balance of this Note shall be due and payable in twenty (20) equal consecutive quarterly installments of Two Hundred Twenty-Five Thousand Dollars ($225,000) each, the first such installment due March 31, 2003 and the final such installment due on December 31, 2007.

         3. PAYMENT OF INTEREST. Except as otherwise provided herein, interest shall accrue from the date hereof on any unpaid principal balance of this Note at the rate of seven percent (7%) per annum. Upon the occurrence of an Event of Default (as defined below), interest shall accrue on any unpaid principal balance of this Note at the rate of eighteen percent (18%) per annum during the period of such Event of Default. Interest accrued as of the date of each payment of principal shall be paid together with each payment of principal. The said interest at said rates shall be paid and continue to be paid even after default, maturity, acceleration, recovery of judgment, bankruptcy, insolvency proceedings of any kind or the happening of any event or occurrence similar or dissimilar.

         4. PLACE OF PAYMENT. Any and all amounts payable by Payor to Payee hereunder shall be made in immediately available funds and shall be paid at 1075 First Avenue, King of Prussia, PA 19406, Attn: Chief Financial Officer, or at such other address of which Payee shall give written notice to Payor.




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         5. SECURITY AGREEMENT. This Note has been issued pursuant to and in accordance with the terms and conditions of the Agreement, is secured by a certain Security Agreement and a certain Patents, Trademarks, Copyrights and Licenses Security Agreement (collectively, the "Security Agreement") of even date herewith granted by Payor in the Collateral (as defined therein) and is subject to and governed by the terms and conditions of the Agreement and the Security Agreement.

         6. SUBORDINATION.

                  (a) Payor hereby agrees, and Payee by its acceptance agrees, that except with respect to the Specified Collateral (as defined in the Security Agreement) and Proceeds (as defined in the Security Agreement) thereof, the payment of this Note is hereby expressly made subordinate and junior in right of payment to the prior payment of an aggregate amount of Senior Debt (as hereafter defined) of Payor equal to an amount not to exceed the Permitted Senior Debt Amount (as hereafter defined). For purposes of this Note: (i) "Senior Debt" shall mean the principal of and interest on indebtedness incurred by Payor after the date of this Note for money borrowed from an FDIC insured bank or other financial institution to fund Payor's working capital requirements; (ii) "Permitted Senior Debt Amount" shall mean an amount equal to 50% of the value of Payor's Eligible Inventory (as hereafter defined), valued at the lower of cost or market on a basis consistent with Payor's historical accounting practices; and (iii) "Eligible Inventory" shall mean inventory to which Payor has good and valid title, consisting of first quality finished goods held for sale in the ordinary course of Payor's business, excluding goods that are obsolete or slow moving, custom items, work-in-process, raw materials, or goods that constitute spare parts, packaging and shipping materials, supplies used or consumed in Payor's business, defective goods, or inventory acquired on consignment. Payor will notify Payee in writing within five (5) days of the incurrence of such Senior Debt.

                  (b) The provisions of this Section 6 are for the purpose of defining the relative rights of the holders of Senior Debt and Payee against Payor and its property. Nothing herein shall impair, as between Payor and Payee, the obligation of Payor to pay to Payee the amounts due under this Note in accordance with the terms and the provisions hereof; nor shall anything herein prevent Payee from exercising all remedies otherwise permitted by applicable law upon default under this Note.

         7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default hereunder ("Event of Default"):

                  (a) Failure of Payor to pay the principal of or interest on this Note, when and as the same shall become due and payable and such failure continues unremedied for five (5) business days.

                  (b) The material default, breach or violation of Payor in the performance or observance of any of the other covenants, agreements, representations, warranties or conditions of Payor contained in this Note and such material default, breach or violation continues unremedied for a period of fifteen (15) days following the occurrence thereof.



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                  (c) The occurrence of (i) an Event of Default under the
Security Agreement securing this Note, (ii) an event of default under the documents evidencing the Senior Debt or any other indebtedness of Payor, and/or
(iii) an event which would constitute a default under the documents evidencing the Senior Debt or any other indebtedness of Payor, but for the waiver of such default by the holder of Senior Debt or such other indebtedness.

                  (d) The material default, breach or violation of Payor in the performance or observance of any of the covenants, agreements, representations, warranties or conditions of Payor contained in the Agreement.

                  (e) Default by Payor or any subsidiary beyond any cure period provided with respect thereto in the payment of principal of or interest on any indebtedness of Payor or any subsidiary or in the performance or observance of any other material obligation, term or condition under such indebtedness or failure to promptly pay such indebtedness when due and payable, unless such holder shall have waived in writing such default or non-payment after its occurrence or unless such holder shall have failed to give any notice required to create a default thereunder.

                  (f) The admission in writing of Payor or any subsidiary representing at least 10% of Payor's consolidated assets or revenues ("Material Subsidiary") of its inability to pay its debts generally as they become due.

                  (g) Filing by Payor or any Material Subsidiary of a petition in bankruptcy or a petition to take advantage of any insolvency act.

                  (h) The making by Payor or any Material Subsidiary of an assignment for the benefit of its creditors.

                  (i) The consent by Payor or any Material Subsidiary to the appointment of a receiver of itself or of the whole or any substantial part of its property.

                  (j) Adjudication of Payor or any Material Subsidiary as bankrupt on a petition in bankruptcy filed against it which is not dissolved within sixty (60) days.

                  (k) Filing by Payor or any Material Subsidiary of a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof.

                  (l) Entry of an order, judgment or decree by a court of competent jurisdiction appointing, without the consent of Payor or any Material Subsidiary, a receiver of Payor or any Material Subsidiary or of the whole or any substantial part of its property, or approval of a petition filed against it seeking reorganization or arrangement of Payor or any Material Subsidiary under the federal bankruptcy laws or any other applicable law or statute of the United




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States of America or any state thereof, if such order, judgment or decree is not vacated or set aside or stayed within sixty (60) days from the date of entry thereof.

                  (m) Assumption of custody or control of Payor or any Material Subsidiary or of the whole or any substantial part of its property by any court of competent jurisdiction, under the provisions of any other law for the relief or aid of debtors, if such custody or control is not terminated or stayed within sixty (60) days from the date of assumption of such custody or control.

         8. REMEDIES. Upon the occurrence of an Event of Default hereunder, in addition to all other rights, remedies and powers of Payee under this Note or otherwise available at law or in equity, Payee may, at its option, without notice, declare the outstanding principal balance and interest immediately due and payable in full without further notice to or demand on Payor of any kind, including without limitation, presentment, demand or notice of demand, protest or notice of protest, notice of nonpayment or dishonor and all other notices or communications in connection with the delivery, acceptance, performance, default or enforcement of payment of this Note, all of which are hereby waived by Payor. Payor also hereby waives all notice or right of approval of any extensions, renewals, modifications or forbearances which may be allowed.

         9. CONFESSION OF JUDGMENT. PAYOR IRREVOCABLY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY, CLERK OF COURT OR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR PAYOR IN SUCH COURT AT ANY TIME AND (1) TO CONFESS JUDGMENT AGAINST THE PAYOR FOR ALL OR ANY PART OF THE OBLIGATIONS HEREUNDER AND ALL SUCH COSTS, EXPENSES AND INTEREST TOGETHER WITH AN ATTORNEY'S COMMISSION OF 5% OF THE AMOUNT SO CONFESSED, AND/OR (2) TO ENTER JUDGMENT AGAINST PAYOR AND IN FAVOR OF PAYEE IN ANY ACTION FOR REPLEVIN OR OTHER ACTION OR ACTIONS TO RECOVER POSSESSION OF ANY COLLATERAL SECURING THIS NOTE. IF A COPY OF THIS AGREEMENT, VERIFIED BY AFFIDAVIT OF AN OFFICER OF PAYEE SHALL BE FILED IN ANY PROCEEDING OR ACTION WHEREIN JUDGMENT IS TO BE CONFESSED, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL HEREOF AND SUCH VERIFIED COPY SHALL BE SUFFICIENT WARRANT FOR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE PAYOR AS PROVIDED HEREIN. JUDGMENT MAY BE CONFESSED FROM TIME TO TIME UNDER THE AFORESAID POWERS WHICH SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF. ALL CONFESSIONS OF JUDGMENT SHALL BE WITH RELEASE OF ERRORS, WAIVER OF APEALS, WITHOUT STAY OF EXECUTION AND PAYOR WAIVES ALL RELIEF FROM ANY AND ALL APPRAISEMENT OR EXEMPTION LAWS NOW IN FORCE OR HEREAFTER ENACTED. IT IS HEREBY ACKNOWLEDGED THAT THE CONFESSION OF JUDGMENT PROVISIONS HEREIN CONTAINED WHICH AFFECT AND WAIVE CERTAIN LEGAL RIGHTS OF THE PAYOR HAVE BEEN READ, UNDERSTOOD AND VOLUNTARILY AGREED TO BY THE PAYOR.



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         10. NOTICES. All notices and other communications required or permitted under this Note shall be made in accordance with the provisions of the Agreement.

         11. INTEREST SAVINGS CLAUSE. If any interest payment due hereunder is determined to be in excess of the then legal maximum rate, then that portion of each interest payment representing an amount in excess of the then legal maximum rate shall instead be deemed a payment of principal and applied against the principal of the obligations evidenced by this Note.

         12. AMENDMENTS AND WAIVERS. This Note may be amended, modified or supplemented by the parties hereto, provided that any such amendment, modification or supplement shall be in writing and signed by both Payor and Payee. No waiver with respect to this Note shall be enforceable against Payee unless in writing and signed by Payee. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by Payee, and no course of dealing between the parties, shall constitute a waiver of, or shall preclude any other or further exercise of the same or any other right, power or remedy.

         13. SUCCESSORS AND ASSIGNS. This Note shall be binding upon the parties and their respective successors and assigns. Payor shall not in any manner assign any of its rights or obligations under this Note without the express prior written consent of the holder of this Note. Payee shall not in any manner assign any of its rights under this Note to (i) any of the competitors of Payor listed on SCHEDULE 13, (ii) any entity with which Payor has engaged in litigation of a material nature which is set forth on SCHEDULE 13, or (iii) any entity with which Payor engages, during this term of this Note, in litigation of a material nature; provided, however, that this restriction shall only be effective upon written notice by Payor to Payee of any such entity.

         14. RIGHT OF FIRST OFFER. Payee agrees that prior to offering this Note for sale to a third party, Payee shall offer this Note to Payor in accordance with the following provisions:

                  (a) Payee shall notify (the "First Offer Notice") Payor in writing of (i) its intention to offer this Note for sale, and (ii) the price and terms upon which it proposes to offer this Note.

                  (b) Within ten (10) days after receipt of the First Offer Notice, Payor may elect to purchase this Note at the price and on the terms specified in the First Offer Notice.

                  (c) If Payor elects not to purchase this Note, or if Payor does not make any election within such ten (10) day period with respect to the purchase of the Note, Payee may sell this Note to any third party at any price which is not less than the price specified in the First Offer Notice and upon terms which are not less favorable than the terms specified in the First Offer Notice, and neither Payee nor the acquiror of this Note shall have any further obligations under this Section 14 with respect to this Note; provided, however, that any such sale of this Note to a third party must occur within one hundred twenty (120) days after Payor's election not to purchase this Note or the expiration of the applicable ten (10) day period, as the case may be.



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                  (d) If Payee desires to sell this Note at a price which is less than the price specified in the First Offer Notice or upon terms which are less favorable than the terms specified in the First Offer Notice, Payee shall notify Payor in writing of the price and terms upon which it proposes to offer this Note in accordance with Section 14(a) of this Note and such notice shall constitute a new First Offer Notice hereunder.

         15. SEVERABILITY. If any provision of this Note is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

         16. EXPENSE OF ENFORCEMENT. In the event Payee takes any action to enforce its rights hereunder or under the Security Agreement, Payor will reimburse Payee for all expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees, appraisal fees, accounting fees, copying costs and travel and lodging expenses.

         17. SECTION HEADINGS. The section and subsections headings in this Note are for convenience of reference only, do not constitute a part of this Note, and shall not affect its interpretation.

         18. CONTROLLING LAW. This Note is made under, and shall be construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed solely therein, without giving effect to principles of conflicts of law. EACH OF THE PARTIES (A) IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF PENNSYLVANIA, IN ANY AND ALL ACTIONS BETWEEN OR AMONG ANY OF THE PARTIES, WHETHER ARISING HEREUNDER OR OTHERWISE, (B) IRREVOCABLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY SUCH ACTION, AND (C) IRREVOCABLY CONSENTS TO SERVICE OF PROCESS BY FIRST CLASS CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO THE ADDRESS AT WHICH SUCH PARTY IS TO RECEIVE NOTICE PURSUANT TO THE PROVISIONS OF THE AGREEMENT.

ATTEST:                                 ODIMO ACQUISITION CORP.


/s/ Grace Arrascaeta                    By: /s/ Alan Lipton
---------------------------------           ------------------------------------
Name: Grace Arrascaeta                      Name: Alan Lipton
Title: Secretary                            Title: President








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                                   SCHEDULE 13

                              Competitors of Payor

o        Mondera Inc.
o        ICE, Inc.
o        Blue Nile, Inc.

                                 Adverse Parties

o        See attached.






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